UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 5, 2004

Commission File Number:  1-13011

COMFORT SYSTEMS USA, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	76-0526487
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

777 Post Oak Boulevard Suite 500 Houston, Texas 77056
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 830-9600

ITEM 7(c) Exhibits

The following Exhibits are included herein:

Exhibit 99 Press Release of Comfort Systems USA, Inc. dated May 3, 2004, reporting Comfort’s financial results for the for the first quarter of 2004.

ITEM 12.  Material Information Disclosure

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated May 3, 2004, reporting Comfort’s financial results for the first quarter of 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.

By:

/s/ William George

William George
Senior Vice President and General Counsel

Date: May 5, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Comfort System USA, Inc. dated May 3, 2004, reporting Comfort’s financial results for the first quarter of 2004.